Exhibit 99.2

This Statement on Form 3 is filed by: (i) Redwood Holdco, LP; (ii) Redwood GP, LLC; (iii) New Outerwall, Inc.; (iv) AP VIII Aspen Holdings, L.P.; (v) AP VIII Aspen Holdings GP, LLC; (vi) Apollo Management VIII, L.P.; (vii) AIF VIII Management, LLC; (viii) Apollo Management, L.P.; (ix) Apollo Management GP, LLC; (x) Apollo Management Holdings, L.P.; and (xi) Apollo Management Holdings GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: August 11, 2022

Issuer Name and Ticker or Trading Symbol: Chicken Soup for the Soul Entertainment, Inc. [CSSE]

REDWOOD HOLDCO, LP

By:	/s/ James Elworth
Name:	James Elworth
Title:	Secretary

REDWOOD HOLDCO GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Secretary

NEW OUTERWALL, INC.

By:	Aspen Parent, Inc.,
its sole stockholder

By:	AP VIII Aspen Holdings, L.P.,
the majority holder of its Class A shares

By:	AP VIII Aspen Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AP VIII ASPEN HOLDINGS, L.P.

By:	AP VIII Aspen Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AP VIII ASPEN HOLDINGS GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT VIII, L.P.

By:	AIF VIII Management, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AIF VIII MANAGEMENT, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

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